UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 9, 2015

Date of Report (Date of earliest event reported)

Caesars Entertainment Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 9, 2015, Caesars Entertainment Corporation (“CEC”) and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), announced that holders (the “Consenting Creditors”) of more than 60% of claims in respect of CEOC’s 11.25% senior secured notes due 2017, CEOC’s 8.5% senior secured notes due 2020 and CEOC’s 9% senior secured notes due 2020 (collectively, the “First Lien Notes” and, the claims with respect thereto, the “First Lien Bond Claims”) have signed the Amended and Restated Restructuring Support and Forbearance Agreement, dated as of December 31, 2014 (the “RSA”), among CEC, CEOC and the Consenting Creditors. As a result, the RSA became effective pursuant to its terms as of January 9, 2015. Additionally, the advisors to certain of the Consenting Creditors have notified CEC and CEOC that, subject to the closing of certain purchases of additional First Lien Notes, which CEC and CEOC have been notified is scheduled to occur today, the Consenting Creditors will hold, in the aggregate, over 67% of the First Lien Bond Claims which shall be subject to the RSA.

There can be no assurances that such purchases of the additional First Lien Notes will close.

A copy of the press release announcing the effectiveness of the RSA is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEOC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Text of press release, dated January 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: January 9, 2015	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release, dated January 9, 2015.